EXHIBIT 10.7

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This Amendment No. 1 to Consulting Agreement (herein referred to as “Amendment 1”) is made and entered into on November 17, 2021, by and between Monopar Therapeutics, Inc. (herein referred to as “Monopar”), a Delaware corporation, located at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091, and pRx Consulting, LLC (herein referred to as pRx), a Delaware corporation located at # (each herein referred to as “Party” and collectively as “Parties”).

RECITALS

WHEREAS, both Parties entered into an agreement on September 29, 2021, for pRx to provide certain consulting services to Monopar from October 1, 2021, through December 31, 2021;

WHEREAS, effective October 11, 2021, Monopar required the services of pRx to include Acting Chief Medical Officer to fulfill certain regulatory requirements;

RESOLVED, that the agreement between the Parties entered into on September 29, 2021, be amended as follows:

The first three paragraphs of the RECITALS should be deleted and replaced with the following:

WHEREAS, pRx’s President, Patrice Rioux, MD, currently represents Monopar as its director of Monopar’s French subsidiary, is trained and certified under the European Medicines Agency EudraVigilance system and has been engaged to provide services as Monopar’s Acting Chief Medical Officer.

WHEREAS, Monopar desires to discontinue the Consulting Agreement entered into on December 24, 2020, with pRx and wishes to replace it with this Agreement in order to contract with pRx to perform a reasonable amount of medical monitoring services for Validive upon request, continue to be Monopar’s director of its French subsidiary, take actions necessary to keep Monopar’s French subsidiary in compliance with local tax laws and regulations, and represent Monopar as Acting Chief Medical Officer when requested, upon the terms and conditions set forth below.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

PRX CONSULTING, LLC /s/ Patrice Rioux	MONOPAR THERAPEUTICS INC. /s/ Chandler Robinson
BY: PATRICE RIOUX, MD, PHD ITS: PRESIDENT	BY: CHANDLER ROBINSON ITS: CHIEF EXECUTIVE OFFICER